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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): MAY 16, 2000
                                                           ------------



                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)




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              DELAWARE                             1-12297                            22-3086739
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
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


       13400 OUTER DRIVE WEST                                                           48239
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            DETROIT, MI                                                          (Including Zip Code)
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  (Address of Principal Executive Offices)

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                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)





                                375 Park Avenue
                               New York, NY 10152
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             (Former Name or Address, If Changed From Last Report)





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ITEM 5.   OTHER EVENTS

On May 16, 2000, United Auto Group, Inc. (the "COMPANY") issued a press release announcing, among other things, a strategic alliance with CarsDirect.com, a leading direct on-line automotive provider. In major parts of the United States, the alliance is expected to enhance the on-line based sale, distribution and service of vehicles by UnitedAuto and the Penske Automotive Group, which have combined annual revenues of over $5 billion. The alliance enables CarsDirect.com to serve its customers locally and more conveniently with UnitedAuto's and Penske Automotive Group's expedited vehicle fulfillment and comprehensive customer service capabilities. The organizations intend to jointly build an automated transaction system that links the companies in a streamlined and ultimately "real time" vehicle sourcing and fulfillment solution.

As part of a $17 million investment in CarsDirect.com by the two dealer groups and other associated companies, Roger S. Penske, Chairman of UnitedAuto, will join CarsDirect.com's Board of Directors.

A copy of the press release is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS:
         Financial Statements are not required

(b)      PRO FORMA FINANCIAL INFORMATION:
         Pro Forma financial information is not required

(c)      EXHIBITS:

         Exhibit 99.1 - Press Release of United Auto Group, Inc., dated May 16, 2000




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 18, 2000                     UNITED AUTO GROUP, INC.


                                            By:   /s/ Robert H. Kurnick, Jr.
                                               -------------------------------
                                                  ROBERT H. KURNICK, JR.
                                            Its:  EXECUTIVE VICE PRESIDENT



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                                       EXHIBIT INDEX

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        EXHIBIT                   DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
        NUMBER                                                                  NUMBER

      EXHIBIT 99.1                 Press  Release of United  Auto Group,
                                   Inc., dated May 16, 2000

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